As filed with the Securities and Exchange Commission on April 23, 2025

File No. 033-37722
File No. 811-06218

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

PRE-EFFECTIVE AMENDMENT NO.  ☐

POST-EFFECTIVE AMENDMENT NO.  27  ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

AMENDMENT NO. 93 ☒

 MONY VARIABLE ACCOUNT A

(Exact Name of Registered Separate Account)

MONY Life Insurance Company

(Name of Insurance Company)

5788 Widewaters Parkway

Syracuse, New York 13214

(Address of Insurance Company’s Principal Executive Offices)

(205) 268-1000

(Insurance Company’s Telephone Number, including Area Code)

BRANDON J. CAGE, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on May 1, 2025 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date)pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration or amendment thereto within 3 years preceding this filing)

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒ Insurance Company relying on Rule 12h-7 under the Exchange Act

☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PROSPECTUS Dated May 1, 2025 MONY Master Individual Flexible Payment Variable Annuity Contracts	Issued by MONY Variable Account A MONY Life Insurance Company 5788 Widewaters Parkway, Syracuse, New York 13214 1-800-487-6669

Please read and keep this prospectus (the "Prospectus") for future reference. It contains important information that you should know before taking any other action under your contract. Also, you should read the prospectuses for the Portfolios available under your contract (the "Portfolios").

MONY Life Insurance Company ("we", "our", or the "Company") issues the flexible payment variable annuity contract described in this Prospectus (the "Contract"). This Prospectus is a disclosure document and describes all of the Contract's material features, benefits, rights and obligations, as well as other information. The description of the Contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the Contract are changed after the date of this Prospectus in accordance with the Contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

This Contract is no longer being sold. This Prospectus is used with current Contract owners only (each, a "Contractholder"). We will continue to accept Purchase Payments under existing Contracts. You should note that your Contract features and charges, and your investment options, may vary depending on the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.

You can tell us what to do with your Purchase Payments and how to allocate Cash Value.

You may allocate some or all of your Purchase Payments into the subaccounts. Each subaccount is a subaccount of MONY Variable Account A (the "Separate Account"), a separate investment account of the Company. Both the value of your Contract before annuitization and the amount of income afterward will depend on the investment performance of the Portfolios you select. You bear the investment risk of investing in the Portfolios. The subaccounts invest in shares of the Portfolios described in an appendix to this Prospectus. (See "APPENDIX — INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.")

The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropraite for an investor who needs ready access to cash. The Contract is a complex investment and involves risks, including potential loss of principal. Withdrawals could result in surrender charges, taxes, and tax penalties.

The Company's obligations under the Contract are subject to its financial strength and claims-paying ability.

The MONY Master Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

MONY-MONYMaster 05.24

C000027470

Special Terms

Annuitant — The person upon whose continuation of life any annuity payment depends.

Beneficiary — The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Contingent Annuitant.

Cash Value — The dollar value as of any Valuation Date of all amounts accumulated under the Contract.

Contingent Annuitant — The party designated by the Contractholder to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

Contract Anniversary — An anniversary of the Contract Date of the Contract.

Contract Date — The date the contract begins as shown in the Contract.

Contractholder — The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contractholder. A collateral assignee is not the Contractholder.

Contract Year — Any period of twelve (12) months commencing with the Contract Date and each Contract Anniversary thereafter.

Good Order — Instructions that we receive at the Operations Center within the prescribed time limits, if any, specified in the Contract for the transaction requested. The instructions must be on the appropriate form or in a form satisfactory to us that includes all the information necessary to execute the requested transaction, and must be signed by the individual authorized to make the transaction. To be in "Good Order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions and we must be able to execute the requisite order(s).

Government Allotment Plans — Payroll deduction plans used for financial products by government employees.

Net Purchase Payment — A Purchase Payment less any state or local premium taxes.

Non-Qualified Contracts — Contracts issued under Non-Qualified Plans.

Non-Qualified Plans — Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

Purchase Payment (Payment) — An amount paid to the Company by the Contractholder or on the Contractholder's behalf as consideration for the benefits provided by the Contract.

Qualified Contract — Contracts issued under Qualified Plans.

Qualified Plan — Retirement plans that receive favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

Successor Contractholder — The living person who, at the death of the Contractholder, becomes the new Contractholder.

Surrender Value — The Contract's Cash Value, less (1) any applicable Surrender Charge, (2) and any applicable Annual Contract Charge.

Valuation Date — Each day that the New York Stock Exchange is open for regular trading. A Valuation Date ends at 4:00 p.m. Eastern Time.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?	Yes. If you surrender or make a withdrawal from your Contract during the first eight (8) Contract Years, you will be assessed a surrender charge of up to 7% on the amount of the withdrawal.
For example, assume you purchased the Contract with a single Purchase Payment of $100,000, and requested a withdrawal of $100,000 during the first Contract Year. In that event, you would be assessed a surrender charge of $7000 (7% x $100,000).
For additional information about charges for surrenders and early withdrawals, see "FEE TABLE" and "CHARGES AND DEDUCTIONS" in this Prospectus.

FEES, EXPENSES, AND ADJUSTMENTS
Are There Transaction Charges?	Yes. In addition to surrender charges, you may be charged for transfers after the first 4 transfers in a Contract Year. Currently we do not assess this charge, but we reserve the right to assess up to $25 per transfer in the future.
	For additional information about transaction charges, see "FEE TABLE" and "CHARGES AND DEDUCTIONS" in the Prospectus.
Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Maximum	Minimum
	Base Contract(1)	1.34%	1.34%
	Investment option (Portfolio fees and expenses)(2)	1.30%	0.68%
(1) We calculate the Base Contract fee by dividing the total amount we receive from the mortality and expense risk charge and annual contract charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.
	(2) As a percentage of Portfolio assets based on expenses for the year ended 12/31/24, which will vary from year to year.
	Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. These estimates assume that you do not take any withdrawals from the Contract, which could add surrender charges, that substantially increase costs.

Lowest Annual Cost:
$1,990
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Portfolio fees and expenses
• No sales charges
• No additional Purchase Payments, transfers or withdrawals	Highest Annual Cost:
$2,589
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Portfolio fees and expenses
• No sales charges
• No additional Purchase Payments, transfers, or withdrawals

For additional information about annual charges, see "FEE TABLE" and "CHARGES AND DEDUCTIONS" in the Prospectus.

RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract. For additional information about the risk of loss, see "PRINCIPAL RISKS OF INVESTING IN THE CONTRACT" in the Prospectus.

RISKS
Is this a Short-Term Investment?	No. This Contract is not designed for short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, surrender charges and federal and state income taxes may apply. A 10% additional tax may also apply if you take a withdrawal before age 59 1/2.
Surrender charges may apply for up to eight (8) years following your last Purchase Payment. Withdrawals will reduce your Cash Value and death benefit.
The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
For additional information about the investment profile of the Contract and tax deferral, see "PRINCIPAL RISKS OF INVESTING IN THE CONTRACT," "CHARGES AND DEDUCTIONS" and "FEDERAL TAX STATUS" in the Prospectus.
What are the Risks Associated with Investment Options?	An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
Each investment option (including the Guaranteed Interest Account) has its own unique risks.
You should review the prospectuses for the available Portfolios and consult with your financial professional before making an investment decision.
For additional information about the risks associated with investment options, see "PRINCIPAL RISKS OF INVESTING IN THE CONTRACT," "GUARANTEED INTEREST ACCOUNT" and "APPENDIX — INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT" in the Prospectus.
What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Guaranteed Interest Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge, by calling us at 1-800-487-6669 or writing to us at the address shown on the cover page of this Prospectus.
For additional information about Company risks, see "PRINCIPAL RISKS OF INVESTING IN THE CONTRACT" and "DETAILED INFORMATION ABOUT THE COMPANY AND MONY VARIABLE ACCOUNT A" in the Prospectus.
RESTRICTIONS
Are There Restrictions on the Investment Options?	Yes. Currently, there is no charge when you transfer among investment options. However, we reserve the right to charge $25 for each transfer after the first 4 transfers in any Contract Year in the future.
We reserve the right to remove or substitute Portfolios as investment options that are available under the Contract.
For additional information about investment options, see "CHARGES AND DEDUCTIONS — Deductions from Surrender Value — Transfer Charge," "OTHER PROVISIONS — Substitution of Securities" and "DETAILED INFORMATION ABOUT THE COMPANY AND MONY VARIABLE ACCOUNT A — MONY Variable Account A" in the Prospectus.

RESTRICTIONS
Are There any Restrictions on the Contract Benefits?	Yes. If you elect to take automatic withdrawals, you may be subject to income taxes, including a 10% additional tax if you are younger than age 59 1/2, and you may also be assessed surrender charges if your withdrawals exceed the Guaranteed Free Surrender Amount in a Contract Year.
For additional information about optional benefits, see "Benefits Available Under the Contract" in the Prospectus.
TAXES
What are the Contract's Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in, payments received under, and other transactions in connection with the Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a Non-Qualified Contract, which includes a surrender, withdrawal, payment of a death benefit, or annuity income payments, will generally result in taxable income if there has been an increase in the Cash Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Cash Value. A 10% additional tax may also apply if the Owner takes a withdrawal before age 59 1/2.
For additional information about tax implications, see "FEDERAL TAX STATUS — Taxation of Annuities in General" in the Prospectus.
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?	Some investment professionals may receive compensation for selling the Contract to investors. We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see "DISTRIBUTION OF THE CONTRACTS" in the Prospectus.
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see "Payment and Allocation of Purchase Payments" in the Prospectus.

Overview of the Variable Annuity Contract

Q: What is this Contract, and what is it designed to do?

A: The Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.

Q: How do I accumulate assets in this Contract and receive income from the Contract?

A: Your Contract has two phases: 1) an accumulation (savings) phase: and 2) a payout (income) phase.

1. Accumulation (Savings) Phase

To help you accumulate assets, you can invest your Purchase Payments in:

•  Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and

•  The Guaranteed Interest Account, under which Purchase Payments allocated to that account are credited with interest at rates guaranteed by the Company for specified time periods.

Additional information about the Portfolios in which you can invest is provided in the back of this Prospectus. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

2. Payout (Income) Phase

You can elect to annuitize Contract and turn your Cash Value into a stream of income payments (sometimes called annuity payments) from the Company, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including the death benefit) terminate upon annuitization.

Q: What are the primary features and options that this Contract offers?

A: Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Cash Value at any time (although if you withdraw early, you may have to pay a surrender charge and/or income taxes, including a 10% additional tax if you are younger than age 59 1/2). If you annuitize, you will receive a stream of annuity payments. However, you will be unable to make withdrawals and death benefits will terminate (except such death benefits as may be payable under the settlement option selected).

Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed when: (1) you make a withdrawal or (2) you receive an income payment from the Contract. Your beneficiary is taxed upon payment of a death benefit. For more information, see "Federal Tax Status".

Death benefits. Your Contract includes a basic death benefit that will pay your beneficiaries the greater of (1) the Cash Value on the date of the Annuitant's death, or (2) the Purchase Payments paid, less any partial surrenders and their surrender charges.

Automatic withdrawals. You may make pre-authorized withdrawals of a level dollar amount from the Contract on a monthly or quarterly basis before the date annuity payments begin. There is no charge for the automatic withdrawal program. However, if, during a Contract Year, the amount of the withdrawals exceeds the Guaranteed Free Surrender Amount, we will deduct a surrender charge. You may also have to pay income taxes, including a 10% additional tax if you are younger than age 59 1/2.

Portfolios. Additional information about each Portfolio is provided in an Appendix to this Prospectus, entitled "Investment Options Available Under The Contract."

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, take a withdrawal from or surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Interest Account. State premium taxes may also be deducted.

TRANSACTION EXPENSES:

Maximum Deferred Sales Load (Surrender Charge) (as a percentage of Purchase Payments surrendered)	7	%(1)
Maximum Transfer Charge	$25	(2)

(1)  The surrender charge percentage, which reduces to zero after 8 Contract Years, is determined under a surrender charge schedule. See "Deductions from Surrender Value — Amount of Surrender Charge." The surrender charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. See "Deductions from Surrender Value — Guaranteed Free Surrender Amount."

(2)  The transfer charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer after the first 4 transfers in a Contract Year, which will not exceed $25. See "Deductions from Surrender Value — Transfer Charge."

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Portfolio fees and expenses.

ANNUAL CONTRACT EXPENSES

Administrative Expenses	$50	(1)
Base Contract Expenses (as a percentage of Separate Account net assets)	1.34	]%(2)

(1)  Administrative Expenses consist of the Annual Contract charge, which is currently $30. For Qualified Contracts (other than those issued for IRA and SEP-IRA) the Annual Contract Charge is $15 per Contract year. However, the Company may in the future change an amount of the charge not exceeding $50 per Contract Year.

(2)  Base Contract Expenses consist of a Mortality and Expense Risk Charge equal to a maximum of 1.25% annually of the value of the net assets of MONY Variable Account A. The daily equivalent of that annualized charge is deducted each business day in connection with the determination of the accumulation unit value.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of Portfolios available under the Contract, including their annual expenses, can be found in an Appendix to this Prospectus. (See "APPENDIX — INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.")

The Portfolio expenses used to prepare the next table were provided to the Company by the Portfolios. The expenses shown are based on expenses incurred for the year ended December 31, 2023. Current or future expenses may be higher or lower than those shown.

ANNUAL PORTFOLIO OPERATING EXPENSES

	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(1)	0.68%	1.30%

(1)  "Annual Portfolio Expenses" are based, in part, on estimated amounts for Portfolios added during the fiscal year 2024, if applicable, and for the other underlying Portfolios.

Example

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, annual contract fees, and annual Portfolio fees and expenses for the year ended December 31, 2023.

These examples assume that you invest $100,000 in the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the most expensive and least expensive Annual Portfolio Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. a. If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Portfolios):

1 Year	3 Years	5 Years	10 Years
$9,753	$14,381	$19,173	$28,756

b. If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Portfolios):

1 Year	3 Years	5 Years	10 Years
$9,198	$12,695	$16,331	$22,709

2. a. If you do not surrender your Contract or you annuitize your Contract(1) (assuming maximum fees and expenses of any of the Portfolios):

1 Year	3 Years	5 Years	10 Years
$2,589	$7,947	$13,556	$28,756

b. If you do not surrender your Contract or you annuitize your Contract(1) (assuming minimum fees and expenses of any of the Portfolios):

1 Year	3 Years	5 Years	10 Years
$1,990	$6,144	$10,543	$22,709

(1)  The annuity starting date may not be earlier than the 10th Contract Anniversary.

Please remember that the examples are an illustration and do not guarantee the amount of future expenses.

Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Unsuitable as Short-Term Savings Vehicle. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right investment for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your financial professional.

Investment Risk. You bear the risk of any decline in the value of your Contract resulting from the performance of the Portfolios you have chosen. The Cash Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Portfolio. This risk could have a significant negative impact on certain benefits and guarantees under the Contract such as the death benefit and amounts available for annuity payments. The investment risks are described in the prospectuses for the Portfolios.

Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the Contract), and prior to age 59 1/2 a 10% additional tax may apply. See "Federal Tax Status" for more information.

Company Risk. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Guaranteed Interest Account, death benefit, or other guarantees or benefits) are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-487-6669 or writing to us at the address shown on the cover page of this Prospectus.

Liquidity Risk. Although you can choose to withdraw your Surrender Value at any time, surrender charges may apply and you may be subject to state and federal income taxes, including a 10% additional tax if you are younger than age 59 1/2.

Business Disruption and Cyber-Security Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Cash Value. For instance, systems failures and cyberattacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Portfolios, impact our ability to calculate Cash Value or the Fund's ability to calculate share values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your Contract to lose value. In addition, the risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our processing of Contract-related transactions, including processing of orders from Owners and orders with the Portfolios, impact our ability to calculate Cash Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your Contract to lose value. There can be no assurance that we, the Portfolios or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

Detailed Information About the Company and Mony Variable Account A

MONY Life Insurance Company

MONY Life Insurance Company issues the Contract. In this Prospectus MONY Life Insurance Company is called the "Company". The Company is a stock life insurance company organized in the State of New York. The Company is currently licensed to sell life insurance and annuities in 50 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. The Company is obligated to pay all amounts promised under the Contract.

The principal office of the Company is located at 5788 Widewaters Parkway, Syracuse, New York 13214. The Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on MONY Variable Account A or the Contract.

The general obligations and any guaranteed benefits under the Contract, such as the death benefit and interest credited to amounts allocated to the Guaranteed Interest Account, are supported by the Company's general account and are subject to the Company's claims-paying ability and financial strength. An owner should look to the financial strength of the Company for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular Contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses.

ADMINISTRATIVE SERVICES

Protective Life Insurance Company ("Protective Life") provides services related to the Contracts including, but not limited to, remittance processing services, including depositing of check receipts, general compliance services and monitoring to ensure compliance with state and federal law and regulations, contract administration and accounting and financial reporting services, pursuant to an administrative services agreement between the Company and Protective Life. For the years 2024, 2023, and 2022, the Company paid Protective Life $12,183,905, $12,350,877, and $13,178,362 respectively, for the services performed pursuant to that agreement. The principal office of Protective Life is located at 2801 Highway 280 South, Birmingham, Alabama 35223.

MONY Variable Account A

MONY Variable Account A is a separate investment account of the Company. Presently, only Purchase Payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY Variable Account A. The assets in MONY Variable Account A are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in MONY Variable Account A. The Company is required to keep assets in MONY Variable Account A that equal the total market value of the contract liabilities funded by MONY Variable Account A. Realized or unrealized income gains or losses of MONY Variable Account A are credited or charged against MONY Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the Contracts are assets of MONY Variable Account A. MONY Variable Account A assets are not chargeable with liabilities of the Company's other businesses. All obligations under the contract are general corporate obligations of the Company. The Company may accumulate in MONY Variable Account A proceeds from various contract charges applicable to those assets. From time to time, any such additional assets may be transferred in cash to the Company's general account.

MONY Variable Account A was authorized by the Board of Directors of the Company and established under New York law on November 28, 1990. MONY Variable Account A is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company. For state law purposes, MONY Variable Account A is treated as a part or division of the Company.

MONY Variable Account A is divided into subdivisions called subaccounts. Each subaccount invests only in shares of a designated portfolio of EQ Advisors Trust. For example, the EQ/Aggressive Allocation Subaccount invests solely in shares of the EQ Advisors Trust Aggressive Allocation Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts or eliminate subaccounts of MONY Variable Account A if marketing needs, tax considerations, or investment conditions warrant. Future subaccounts may invest in other portfolios of the Fund or in other securities, as permitted by applicable law.

The Fund

Each available subaccount of MONY Variable Account A will invest only in the shares of a designated portfolio of EQ Advisors Trust. The Fund is registered with the SEC under the 1940 Act as open-end diversified management investment companies. The Fund may withdraw from sale any or all of their respective portfolios as allowed by applicable law.

Not all Portfolios may be available in all markets.

Before you choose a subaccount to which to allocate your Net Purchase Payments and to transfer Cash Value, carefully read the prospectus for each Portfolio, along with this Prospectus. Please call your agent or our Operations Center to obtain Portfolio prospectuses. There is no assurance that any of the Portfolios will meet their objectives. We do not guarantee any minimum value for amounts allocated to MONY Variable Account A. You bear the investment risk of investing in the Portfolios. You should know that during extended periods of low interest rates, the yields of the EQ/Money Market Subaccount may become extremely low and possibly negative.

You should consider the investment objectives, risks and charges and expenses of the Portfolios carefully before investing. Share classes, where applicable, are defined in the corresponding Portfolio prospectus. The prospectuses for the Portfolios contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Portfolio prospectuses that do not accompany this Prospectus, you may call one of our customer service representatives at 1-800-487-6669.

Information regarding each Portfolio, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the appendix to this Prospectus, entitled "Investment Options Available Under the Contract". Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. In order to obtain paper or electronic copies of Portfolio prospectuses that do not accompany this Prospectus, you may call one of our customer service representatives at 1-800-487-6669.

Each Contractholder should periodically review their allocation of Net Purchase Payments and Cash Value among the subaccounts and the Guaranteed Interest Account in light of their current objectives, the current market conditions, and the risks of investing in each of the Portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Portfolios can be found in the prospectus for each of the Portfolios. The prospectus for each of the Portfolios should be read together with this Prospectus.

Purchase of Portfolio Shares by MONY Variable Account A

MONY Variable Account A will buy and redeem shares from the Fund at net asset value. Shares will be redeemed when needed for the Company to:

•  Collect charges under the Contracts.

•  Pay Surrender Value on full surrenders of the Contracts.

•  Fund partial surrenders.

•  Provide benefits under the Contracts.

•  Transfer assets from one subaccount to another or between one or more subaccounts of MONY Variable Account A and the Guaranteed Interest Account as requested by Contractholders.

Any dividend or capital gain distribution received from a Portfolio will be:

•  Reinvested immediately at net asset value in shares of that Portfolio.

•  Kept as assets of the corresponding subaccount.

Shares of the Portfolios are not sold directly to the general public. They are sold to the Company, and may be sold to other insurance companies that issue variable annuity and variable life insurance contracts. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Portfolio could conflict.

The Boards of Directors or Trustees of each of the Funds monitors the respective Portfolios for the existence of material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing conflicts to the Directors and Trustees of the Fund. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

The Company has entered into agreements with either the investment adviser or distributor of the Fund under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average aggregate amount we have invested on behalf of MONY Variable Account A and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. They range from

10 basis point to 40 basis points. These agreements reflect administrative services we provide. The amounts we receive may be significant.

In addition, the Company will receive 12b-1 fees deducted from certain Portfolio assets attributable to the Contracts for providing shareholder support services to some of the Portfolios. Because the 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in Portfolio shares.

Guaranteed Interest Account

The Guaranteed Interest Account is a part of the Company's general account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY Variable Account A.

Crediting of Interest. Net Purchase Payments allocated by a Contractholder to the Guaranteed Interest Account will be credited with interest at a rate declared by us. We guarantee that the rate will not be less than 4% (0.010746% compounded daily). For Contracts issued on and after May 1, 1994 (or on or after such later date as approval required in certain states is obtained), the rate declared by us is guaranteed not to be less than 3.5% (0.009426%, compounded daily). Each interest rate we declare will apply to all Net Purchase Payments received or transfers from MONY Variable Account A completed within the period during which it is effective. Amounts may be withdrawn from the Guaranteed Interest Account as a result of:

•  Transfer

•  Partial surrender

•  Any charge imposed in accordance with the Contract

Such withdrawals will be considered to be withdrawals of amounts (and any interest credited thereon) most recently credited to the Guaranteed Interest Account.

Prior to the expiration of the period for which a particular interest rate was guaranteed, we will declare a renewal interest rate. The renewal interest rate will be effective for the succeeding period we determine.

Detailed Information About the Contract

The Cash Value in MONY Variable Account A and in the Guaranteed Interest Account provides many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Cash Value, particularly the Cash Value in MONY Variable Account A. There may be differences in your Contract, such as differences in fees, charges and benefits, because of the state where we issued your Contract.

Payment and Allocation of Purchase Payments

Issuance of the Contract

Disclosure regarding contract issuance and minimum initial Purchase Payments is for informational purposes only. This Contract is no longer available to new purchasers.

Individuals who want to buy a Contract must:

(1)  Complete an application.

(2)  Personally deliver the application to:

(a)  a licensed agent of the Company who is also a registered representative of the principal underwriter for the Contracts, Investment Distributors, Inc. ("IDI"), or

(b)  a licensed agent who is also a registered representative of a broker dealer which had been authorized by IDI to sell the Contract.

(3)  Pay the minimum initial Purchase Payment.

If we receive a completed application and all other information necessary for processing a purchase order at our Operations Center, we will apply your initial Purchase Payment no later than two Business Days after we receive the order. While attempting to finish an incomplete application, we may hold your initial Purchase Payment for no more than five Business Days. If an incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your Purchase Payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial Purchase Payment within two Business Days. We will apply any additional Purchase Payments you make on the Business Day we receive them at our Operations Center. Please note that if you submit your Purchase Payment to your agent, we will not begin processing the Purchase Payment until we have received it from your agent's selling firm.

The minimum initial Purchase Payment for individuals varies depending upon the use of the Contract and the method of purchase. The chart below shows the minimum initial Purchase Payment for each situation.

Use of Contract or Method of Making Purchase Payment	Minimum Purchase Payment
Individual retirement accounts and annuities under Section 408 of the Code (other than Simplified Employee Pensions)	$2,000
Non-Qualified Plans	$2,000
H.R. 10 plans (self-employed individuals' retirement plans under 401 or 403 (c) of the Code), certain corporate or association retirement plans, Simplified Employee Pensions under Section 408 of the Code	$600
Annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities, or public school systems under Section 403(b) of the Code, and deferred compensation plans under Section 457 of the Code	$600
Payroll deduction and automatic checking account withdrawal plans month)	Annualized rate of $600 (i.e., $600 per year, $300 semiannually, $150 quarterly or $50 per month)
Government Allotment Plans	$50 per month

Additional Purchase Payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50.

The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if, with that Payment:

(1)  Cumulative Purchase Payments made under any one Contract held by the Contractholder, less

(2)  The amount of any prior partial surrenders and their Surrender Charges, exceed

(3)  $1,500,000.

The Company reserves the right to reject an application for any reason permitted by law.

Net Purchase Payments received before the Contract Date will be held in the Company's general account and will be credited with interest at not less than 3.5% per year if:

(1)  The Contract is issued by the Company, and

(2)  The Contract is delivered to the Contractholder.

No interest will be paid if the Contract is not issued or if it is not delivered to the Contractholder. Net Purchase Payments will be held in the EQ/Money Market Subaccount of MONY Variable Account A if:

(1)  The application is approved,

(2)  The Contract is issued, and

(3)  The Contract is delivered to the Contractholder.

These amounts will be held in the EQ/Money Market Subaccount pending end of the Free Look Period. (See "Free Look Privilege").

Free Look Privilege

This section is for informational purposes only, as these Contracts are no longer available to new purchasers.

The Contractholder may return the Contract during the Free Look Period (usually within 10 days of the delivery date). The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded is equal to the greater of:

(1)  All Purchase Payments; and

(2)  (a) Cash Value of the contract (as of the date received at our Operations Center or, if returned by mail, after being postmarked, properly addressed and postage prepaid) plus (b) any deductions from Purchase Payments (i.e. taxes for annuity considerations deducted, mortality and expense risk charges deducted in determining Unit value of MONY Variable Account A, and asset charges deducted in determining the share value of the Portfolios).

Allocation of Payments and Cash Value

Allocation of Payments. On the application, the Contractholder may allocate Net Purchase Payments to the subaccount(s) of MONY Variable Account A or to the Guaranteed Interest Account. Net Purchase Payments (and any interest thereon) are held in the Money Market Subaccount of MONY Variable Account A if they are received before the end of the Free Look Period. The Net Purchase Payments will initially be allocated to the Money Market Subaccount beginning on the later of:

(1)  The Contract Date of the Contract, and

(2)  The date the Payment is received at the Company's Operations Center.

Net Purchase Payments will continue to be allocated to that subaccount until the Free Look Period expires (See "Free Look Privilege" above.) After we deem the Free Look Period to have expired and the correct and complete allocation notification has been received, the Contract's Cash Value will automatically be transferred to MONY Variable Account A subaccount(s) or to the Guaranteed Interest Account according to the Contractholder's percentage allocation.

After the Free Look Period, under a non-automatic payment plan, if the Contractholder does not:

(1)  Specify the amount to be allocated among subaccounts, or

(2)  Specify the percentage to be allocated among subaccounts, or

(3)  The amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Contractholder's most recent instructions on record with the Company. The amount specified must not be less than $10.00 and the percentage specified must not be less than 10% of the Payment. For automatic payment plans, Net Purchase Payments will be allocated according to the Contractholder's most recent instructions on record. You may change your allocation instructions by writing our Operations Center. A change will take effect within 7 days after we receive the notice of the change.

Calculating Unit Values for Each Subaccount

When allocated Net Purchase Payments are received they are credited to subaccounts of MONY Variable Account A in the form of units. The number of units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Valuation Date on which the Purchase Payment is received.

The unit value of each subaccount on its first Valuation Date was set at $10.00. The Company computes the unit value of a subaccount on any later Valuation Date as follows:

(1)  Calculate the value of the shares of the Portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any Contract transactions for that day, such as Purchase Payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the Portfolio is used.

(2)  Add the value of any dividends or capital gains distributions declared and reinvested by the Portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

(3)  Subtract a charge for the mortality and expense risk assumed by the Company under the Contract. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

(4)  Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

The unit value of these subaccounts may increase, decrease or remain the same from Valuation Date to Valuation Date. The unit value depends on the investment performance of the Portfolio in which the subaccount invests and any expenses and charges deducted from MONY Variable Account A. The Contractholder bears the entire investment risk. Contractholders should periodically review their allocations of Net Purchase Payments and Cash Value in light of market conditions and overall financial planning requirements.

Calculation of Guaranteed Interest Account Cash Value

Net Purchase Payments to be allocated to the Guaranteed Interest Account will be credited to that account on:

(1)  the date received at the Operations Center, or

(2)  if the day Payments are received is not a Valuation Date, then on the next Valuation Date.

Interest will be credited daily. That part of a Net Purchase Payments allocated to the Guaranteed Interest Account that exceeds the $250,000 limit imposed by the Company will be returned to the Contractholder.

Calculation of Cash Value

The Contract's Cash Value will reflect:

•  The investment performance of the selected subaccount(s) of MONY Variable Account A.

•  Amounts credited (including interest) to the Guaranteed Interest Account.

•  Any Net Purchase Payments.

•  Any partial surrenders.

•  All Contract charges (including surrender charges) imposed.

There is no guaranteed minimum Cash Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account. Because a Contract's Cash Value at any future date will be dependent on a number of variables, it cannot be predetermined.

The Cash Value will be computed first on the Contract Date and thereafter on each Valuation Date. On the Contract Date, the Contract's Cash Value will be the Net Purchase Payments received plus any interest credited on those Payments during the period when Net Purchase Payments are held in the general account. (See "Issuance of the Contract")

After allocation of the amounts in the general account to MONY Variable Account A or the Guaranteed Interest Account, on each Valuation Date, the Contract's Cash Value will be computed as follows:

(1)  Determine the aggregate of the Cash Values attributable to the Contract in each of the subaccounts on the Valuation Date. This is done by multiplying the subaccount's unit value on that date by the number of subaccount units allocated to the Contract;

(2)  Add any amount credited to the Guaranteed Interest Account. This amount is the aggregate of all Net Purchase Payments and:

•  The addition of any interest credited.

•  Addition or subtraction of any amounts transferred.

•  Subtraction of any partial surrenders.

•  Subtraction of any Contract charges, deductions.

(3)  Add any Net Purchase Payment received on that Valuation Date;

(4)  Subtract any partial surrender amount and its surrender charge made on that Valuation Date;

(5)  Subtract any annual contract charge deductible on that Valuation Date.

In computing the Contract's Cash Value, the number of subaccount units allocated to the Contract is determined after any transfers among subaccounts or between one or more of the subaccounts and the Guaranteed Interest Account. Any transfer charges are also deducted. However, the computation of the Contract's Cash Value is done before any other Contract transactions on the Valuation Date, such as:

•  Receipt of Net Purchase Payments.

•  Partial Surrenders.

If a transaction would ordinarily require that the Contract's Cash Value be computed for a day that is not a Valuation Date, the next following Valuation Date will be used.

Transfers. You may transfer the value of the Contract among the subaccounts after the right to return contract period has expired by sending a written request in Good Order to the Company's Operations Center. Transfers may be made by telephone or fax if you have proper authorization. (See "Telephone/Facsimile/Web Transactions.") Transfers from a subaccount will be executed at the unit values next calculated by the Company on the Business Day on which the transfer request is received. Such transfers are subject to the Company's rules and conditions for such privilege. Currently, there are no limitations on the number of transfers between subaccounts, except for those set forth in the "Disruptive transfer activity" section below.

Transfers may be postponed for any period during which:

(1)  the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2)  trading on the New York Stock Exchange is restricted as determined by the SEC, or

(3)  an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

A transfer charge is not currently imposed on transfers. (See "Deductions from Surrender Value — Transfer Charge"). However, the Company reserves the right to impose a charge for transfer in excess of four. Such charge will not exceed $25 per transfer. If imposed the charge will be deducted from the subaccount(s) or the Guaranteed Interest Account from which the amounts are transferred. This charge is in addition to the amount transferred. The charge allocated against the Guaranteed Interest Account or any subaccounts will be in the same proportion that the amount being transferred from the Guaranteed Interest Account or any subaccount bears to the total amount being transferred. If there is insufficient Cash Value in a subaccount or in the Guaranteed Interest Account to provide for its proportionate share of the charge, then the entire charge will be allocated in the same manner as the Annual Contract Charge. (See "Deductions from Surrender Value — Annual Contract Charge") All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Cash Value at the end of the Free Look Period will not be subject to a transfer charge nor will it be counted against the 4 transfers allowed in each Contract Year without charge. Under present law, transfers are not taxable transactions.

Transfers Involving the Guaranteed Interest Account. Transfers to or from the Guaranteed Interest Account are subject to the following limitations.

•  We will reject that part of the transfer that will cause amounts credited to the Guaranteed Interest Account to exceed $250,000.

•  The portion in excess of the $250,000 limitation will be allocated back to the subaccounts designated in that transfer as the subaccounts from which amounts were to be transferred. The allocation back will be in the proportion that the amount requested to be transferred from each subaccount bears to the total amount transferred.

•  Transfers from the Guaranteed Interest Account to one or more subaccounts may be made once during each Contract Year, and the amount which may be transferred is limited to the greater of:

(1)  25% of the amounts credited to the Interest Account on the date the transfer would take effect or

(2)  $5,000.

•  Transfers from the Guaranteed Interest Account to one or more subaccounts will be effective only on an anniversary of the Contract Date or on a Valuation Date not more than 30 days thereafter.

Transfers by Third Parties. As a general rule and as a convenience to Owners, the Company allows an Owner to give a third party the right to effect transfers on the Owner's behalf. However, when the same third party possesses this ability on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Cash Value. Such transfers can disrupt the orderly management of the portfolios underlying the Contract, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. The Company believes that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds underlying the Contracts, and the management of the Funds share this position. Therefore, the Company may limit or disallow transfers made by a third party. In instances where the Company identifies a pattern of activity by a third party which may be disadvantageous to the other Owners, the Company will contact third parties in writing to advise them that any such future activity will be disallowed. The Company will mail notification to the Owner within one business day if it does not execute a transfer. The limitations on transfers by third parties do not, however, prevent Owners from making their transfer requests.

Telephone/Facsimile/Web Transactions

The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone, facsimile or via the Web subject to the rules of the Company and its right to terminate telephone, facsimile or via the Web allocation. The Company reserves the right to deny any telephone, facsimile or via the Web allocation request. If the Company does not execute a telephone, fax or web transfer request, the Company will mail notification to the Owner within one Business Day. The Company may also notify the Owner by the means it received the transfer request if the Company does not execute that request. For example, if a transfer request is received by a telephone call, the Company in general will notify the Owner by a telephone call that the request was not processed.

Any such change to future Net Purchase Payment allocation, whether made in writing or by telephone, facsimile or via the Web, will be effective within 7 days after we receive notice, in accordance with the requirements of state insurance departments and the Investment Company Act of 1940.

The Company has adopted rules relating to changes of allocations by telephone which, among other things, outlines procedures designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed:

(1)  The Company shall not be liable for any loss as a result of following fraudulent telephone instructions; and

(2)  The Owner will, therefore, bear the entire risk of loss due to fraudulent telephone instructions.

A copy of the rules and the Company's form for electing telephone allocation privileges is available from licensed agents of the Company who are registered representatives of MONY Securities Corporation or by calling 1-800-487-6669. The telephone allocation privileges may also be elected by completing the telephone authorization section on the Contract application. The Company's form or a Contract application with the telephone authorization completed must be signed and received at the Company's Operations Center before telephone allocation instructions will be accepted.

Special Note on Reliability. Please note that the internet or telephone system may not always be available. Any system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transactions by writing our Operations Center.

Disruptive transfer activity

You should note that the Contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying Portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio investments may impede efficient Portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Portfolio manager to effect more frequent purchases and sales of Portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not.

Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying Portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

We offer subaccounts with underlying Portfolios that are part of the EQ Advisors Trust (the "Trust"), as well as subaccounts with underlying Portfolios of outside trusts with which Equitable has entered participation agreements (the "unaffiliated trusts"). The Trust has adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the Trust obtains from us contract owner trading activity. The affiliated Trust currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.

When a Contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the Contractholder is identified a second time as engaged in potentially disruptive transfer activity under the Contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected Contract. We or a Trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all Contractholders uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our Contractholders, we will work with the unaffiliated trust to review Contractholder trading activity. The Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the Portfolios for more information.

It is possible that a Trust may impose a redemption fee designed to discourage frequent or disruptive trading by Contractholders. As of the date of this Prospectus, the Trust have not implemented such a fee. If a redemption fee is implemented by the Trust, that fee, like any other trust fee, will be borne by the Contractholder.

Contractholders should note that it is not always possible for us and the Trust to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, Contractholders may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the Trust will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear he effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Termination of the Contract

The Contract will remain in effect until the earlier of:

(1)  The date the Contract is surrendered in full,

(2)  The date annuity payments start,

(3)  The Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Cash Value remains in the Contract, and

(4)  The date the death benefit is payable under the Contract.

Surrenders

The Contractholder may elect to make a surrender of all or part of the Contract's Cash Value provided it is:

•  On or before the date the annuity payments start, and

•  During the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operation Center.

The amount of the surrender may be equal to the Contract's Surrender Value, which is its Cash Value less

(1)  any applicable surrender charge, and

(2)  (for a full surrender) any annual contract charge.

The surrender may also be for a lesser amount (a "partial surrender") of at least $100. Requested partial surrenders that would leave a Cash Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Surrender Value will be paid to the Contractholder. For a partial surrender, any Surrender Charge will be in addition to the amount requested by the Contractholder.

A surrender will result in the cancellation of units and the withdrawal of amounts credited to the Guaranteed Interest Account in accordance with the directions of the Contractholder. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, the Annual Contract Charge and any Surrender Charge. For a partial surrender, the Company will cancel units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account accumulation period under the allocation specified by the Contractholder. The unit value will be calculated as of the Valuation Date the surrender request is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 10% of the partial surrender must be allocated to any subaccount or Guaranteed Interest Account designated by the Contractholder. Allocations by amount require that at least $25 be allocated against the Guaranteed Interest Account or any subaccount. The request will not be accepted if:

•  There is insufficient Cash Value in the Guaranteed Interest Account or a subaccount to provide for the requested allocation against it, or

•  The Guaranteed Interest Account limitation is exceeded, or

•  The request is incorrect.

If an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that the Contract's Cash Value held in said accounts bears to the Contract's Cash Value.

Any surrender charge will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender. If (1) an allocation of the partial surrender is not made, or (2) there is insufficient Cash Value in any of the Contractholder's accounts to provide for any accounts proportionate share of the Surrender Charge, then the entire amount will be allocated against each account in the same proportion that the Cash Value in each account bears to the Contract's Cash Value.

Any surrender amount will be paid in accordance with the requirements of the New York State Insurance Department and the Investment Company Act of 1940. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which

(1)  the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2)  trading on the New York Stock Exchange is restricted as determined by the SEC, or

(3)  an emergency exists as a result of which disposal of securities held by the Portfolio is not reasonable practicable or it is not reasonably practicable to determine the value of the net assets of the Portfolio, or

(4)  for such other periods as the SEC may by order permit for the protection of Contractholders.

Any surrender involving payment from amounts credited to the Guaranteed Interest Account may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender or proof of death is received by the Company. The Contractholder may elect to have the amount of a surrender settled under one of the settlement options of the Contract. (See "Annuity Provisions")

Contractholders whose Contracts were issued in connection with Qualified Plans should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

The tax results of a cash surrender should be carefully considered. (See "Federal Tax Status")

Benefits Available Under the Contract

In addition to the standard death benefit discussed in the "Death Benefit" section below, the following table summarizes information about the optional automatic withdrawal feature available under the Contract.

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Automatic Withdrawals	Allows for pre-authorized monthly or quarterly withdrawals of a level dollar amount before the date annuity payments begin.	No Charge	• Income taxes, including a 10% additional tax if you are younger than age 59 1/2, may apply.
• If withdrawals exceed the Guaranteed Free Surrender Amount in a Contract Year, a surrender charge may apply.

Death Benefit

Death Benefit Provided by the Contract

The Company will pay a death benefit to the Beneficiary if:

•  The Annuitant dies; and

•  The death occurs before the annuity commencement date.

The amount of the death benefit will be the greater of

(1)  The Cash Value on the date of the Annuitant's death;

(2)  The Purchase Payments paid, less any partial surrenders and their Surrender Charges.

If the death of the Annuitant occurs on or after the annuity commencement date, no death benefit will be payable except as may be provided under the settlement option elected.

In general, on the death of any Owner, amounts must be distributed from the Contract as required by section 72(s) or 401(a)(9) of the Code, as applicable. (See "Provision required by Section 72(s) of the Code" and "Provision required by Section 401(a)(9) of the Code" later in this Prospectus.) We pay the Beneficiary the surrender value at the time of death of a Contractholder who is not also the Annuitant.

The following table summarizes information about the basic death benefit under the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Pays death benefit equal to greater of: 1. Cash Value on date of Annuitant's death; 2. Purchase Payments made, less partial surrenders and associated surrender charges	Standard	None	Withdrawals will reduce the death benefit.

Election and Contract Date of Election

The Contractholder may elect to have the death benefit of the Contract applied under one or more settlement options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

•  During the lifetime of the Annuitant, and

•  Before the annuity commencement date.

If no election of a settlement option for the death benefit is in effect on the date when proceeds become payable, the Beneficiary may elect:

(1)  to receive the death benefit in the form of a cash payment; or

(2)  to have the death benefit applied under one of the settlement options.

(See "Settlement Options") If an election by the payee is not received by the Company within 30 days following the date proceeds become payable, the payee will be considered to have elected a cash payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the death benefit by the Contractholder will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.

Payment of Death Benefit

If the death benefit is to be paid in cash to the Beneficiary, payment usually will be made within seven (7) days of the date due proof of death is received.

The Company may be permitted to postpone such payment under the 1940 Act. (See "Surrenders"). If the death benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Interest at a rate determined by us will be paid on any death benefit paid in one sum, from the date of the Annuitant's (or Contingent Annuitant's, if applicable) death to the date of payment. The interest rate will not be less than 2 3/4% annually. Unless another option is elected, the death benefit proceeds will be transferred to an interest bearing checking account. The Beneficiary may make partial or full withdrawals from such account through a checkbook provided to the Beneficiary.

Charges and Deductions

The following table summarizes the charges and deductions under the Contract:

Deductions from Purchase Payments
Tax Charge	State and local — 0%-3.5% — Company currently assumes responsibility; current charge to Contractholder 0%. Federal — Currently 0% (Company reserves the right to charge in the future.)
Daily Deduction from Variable Account A
Mortality & Expense Risk Charge Annual Rate deducted daily from net assets	Current daily rate — 0.003425% Current Annual rate — 1.25%
Deductions from Surrender Value
Annual Contract Charge Current charges listed may be increased to as much as $50 ($30 in certain states) on 30 days written notice.	Non-Qualified Contracts — $30 (subject to increase up to $50) IRA and SEP-IRA — $30 (subject to increase up to $50) Qualified Contracts — $15 (subject to increase up to $50)
Transaction and Other Charges Transfer Charge	$0 (Company reserves the right to charge up to $25 after the first 4 transfers in a Contract Year)
Surrender Charge Grades from 7% to 0% of Cash Value surrendered based on a schedule.	See below for grading schedule. See page "Charges and Deductions — Deductions from Surrender Value" for details of how it is computed.

The following provides additional details of the charges and deductions under the Contract.

Please note that the amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

Deductions from Purchase Payments

Deductions may be made from Purchase Payments for premium or similar taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future payments. The amount of the deduction will vary from locality to locality. Deductions will generally range from 0% to 3.5% of Purchase Payments. Residents of the Commonwealth of Pennsylvania should be aware that a tax on Purchase Payments has been adopted. However, we are currently assuming responsibility for payment of this tax. If the Company is going to make deductions for such tax from future Purchase Payments, it will give 30 days written notice to each affected Contractholder.

Charges Against Cash Value

Daily Deduction from MONY Variable Account A

Mortality and Expense Risk Charge. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY Variable Account A. This daily charge from MONY Variable Account A is deducted at a current and guaranteed maximum daily rate of 0.003425 percent (equivalent to an annual rate of 1.25%) from the value of the net assets of MONY Variable Account A. Of the 1.25% charge, .80% is for assuming mortality risks, and .45% is for assuming expense risks. The charge is deducted from MONY Variable Account A, and therefore the subaccounts, on each Valuation Date. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date.

The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3 1/2% interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

If the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its general account. If the amount of the charge is inadequate, the Company will pay the difference out of its general account.

Deductions from Surrender Value

Annual Contract Charge. The Company has primary responsibility for the administration of the Contract and MONY Variable Account A. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

The Company intends to administer the Contract itself. It may buy administrative services from such other sources as may be available.

An annual contract charge will be deducted from the Contract's Cash Value to help cover administrative expenses. Currently, for Non-Qualified Contracts (and contracts issued for IRA and SEP-IRA) the amount of the charge is $30. The charge may be increased to as much as $50. For Qualified Contracts (other than those issued for IRA and SEP-IRA) currently the amount of the charge is reduced to $15. This charge may be increased to as much as $50, and will be increased to $30 in the event the Contract is no longer a Qualified Contract. The Contractholder will receive a written notice 30 days in advance of any change in the charge.

The annual contract charge is deducted from the Cash Value on the following dates:

(1)  Each Contract Anniversary before the date annuity payments start.

(2)  On the day the annuity payments start.

(3)  On the day of a full surrender (if it is not a Contract Anniversary).

The amount of the charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY Variable Account A in the same proportion that the Cash Value in those accounts bears to the Cash Value of the Contract. The Company does not expect to make any profit from the administrative cost deductions.

Transfer Charge. Cash Value may be transferred among the subaccounts or to or from the Guaranteed Interest Account and one or more of the subaccounts (including transfers made by telephone, facsimile, or via the web, if permitted by the Company). Currently, we do not assess a transfer charge. However, the Company reserves the right to impose a transfer charge for each transfer in excess of 4 instructed by the Contractholder in a Contract Year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25. The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Cash Value held in the subaccount(s) and/or from the Guaranteed Interest Account from which the transfer is made. The transfer charge will be allocated against these accounts in the same proportion as the amounts transferred. If there is insufficient value in an account to provide for its proportionate share of the charge, then the entire charge will be allocated in the same manner as the annual contract charge.

Surrender Charge. A contingent deferred sales charge (called a "Surrender Charge") will be imposed when a full or partial surrender is requested during the first eight years of the Contract.

The Surrender Charge will never exceed 7% of total Purchase Payments. The Surrender Charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its general account, which may contain funds deducted from MONY Variable Account A to cover mortality and expense risks borne by the Company. (See "Mortality and Expense Risk Charge").

We impose a Surrender Charge when a surrender is made if:

(1)  All or a part of the Contract's Surrender Value (See "Surrenders") is surrendered during the first seven Contract Years, or

(2)  The Surrender Value is received on the annuity commencement date.

A Surrender Charge will not be imposed:

(1)  To the extent necessary to permit the Contractholder to obtain an amount equal to the Guaranteed Free Surrender Amount (See "Guaranteed Free Surrender Amount")

(2)  If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement Options")

(3)  If the surrender is a full surrender and the following conditions are met:

(a)  Annuitant is age 59 1/2 or older on the date of the full surrender;

(b)  the Contract has been in effect for at least 10 Contract Years; and

(c)  one or more Purchase Payments were remitted during each of at least 7 of the 10 Contract Years immediately preceding the date of the surrender.

In no event will the aggregate Surrender Charge exceed 7% of the Cash Value. Further, in no event will the Surrender Charges imposed, when added to any Surrender Charges previously paid on the Contract, exceed 9% of aggregate Purchase Payments made to date for the Contract. The amount deducted from the Cash Value to cover the Surrender Charge is not subject to the Surrender Charge.

For a partial surrender, the Surrender Charge will be deducted from any remaining Cash Value, if sufficient. If the Cash Value is not sufficient, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender. If there is insufficient Cash Value in the Guaranteed Interest Account or any subaccount to provide for its proportionate share of the charge, then the entire charge will be allocated against said accounts in the same proportion that the Cash Value held in said accounts bears to the Cash Value in the Guaranteed Interest Account and all subaccounts.

No Surrender Charge will be deducted from the death benefit proceeds. (See "Death Benefit").

For purposes of determining the Surrender Charge, surrenders will be attributed to payments on a first-in, first-out basis. Contractholders should note that this is different from the allocation method that is used for determining tax obligations. (See "Federal Tax Status")

Amount of Surrender Charge. The amount of the Surrender Charge is determined as follows:

Step 1. Allocate Purchase Payments on a first-in, first-out basis to the amount surrendered. (Any Purchase Payments previously allocated to calculate a surrender charge are unavailable for allocation to calculate any future surrender charges); and

Step 2. Multiply each allocated Purchase Payment by the appropriate surrender charge percentage determined on the basis of the table below:

Surrender Charge Percentage Table
Contract Year (Since Purchase Payment Made)	Surrender Charge (as a percentage of the Purchase Payments surrendered)
0	7%
1	7
2	6
3	6
4	5
5	4
6	3
7	2
8 (or more)	0

Step 3. Add the products of each multiplication in Step 2 above.

Guaranteed Free Surrender Amount. The surrender charge may be reduced by using the Guaranteed Free Surrender Amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

(1)  For Qualified Contracts issued on or after May 1, 1994, (other than Contracts issued for IRA and SEP-IRA) an amount up to the greater of:

(a)  $10,000 (but not more than the Contract's Cash Value), or

(b)  10% of the Contract's Cash Value (at the time the first partial surrender is request is received) may be received in each Contract Year without a surrender charge.

(2)  For Qualified Contracts issued before May 1, 1994, an amount up to 10% of the Cash Value of the Contract (on the date the partial surrender is request is received) in each Contract Year.

(3)  For Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA), an amount up to 10% of the Cash Value, on the date of the first Surrender during that Contract Year, of the Contract may be received in each Contract Year without a surrender charge.

We reserve the right to limit the number of partial surrenders under the Guaranteed Free Surrender Amount to 12 during any Contract Year. Since Purchase Payments are allocated on a first-in, first-out basis, the free surrender amount will not reduce surrender charges to the extent that any Cash Value in that amount is equal to Purchase Payments received 8 or more contract anniversaries ago. For illustrations of how the Surrender Charge is calculated, see Appendix — Calculation of Surrender Charge of this Prospectus.

Taxes

Currently, no charge will be made against MONY Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY Variable Account A may also be made. (See "Federal Tax Status").

Investment Advisory Fee

Each Portfolio in which MONY Variable Account A invests incurs certain fees and charges. To pay for these charges, the Portfolio makes deductions from its assets. The Portfolio expenses are more fully described in the Portfolio prospectuses. Please see the prospectuses for the Portfolios for more information.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay these commissions, we do. We intend to recover commissions, marketing administrative and other expenses, and the costs of contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information.

Annuity Provisions

Annuity Payments

Annuity payments under a Contract will begin on the date that is selected by the Contractholder when the Contract is applied for. The date chosen for the start of annuity payments may be:

(1)  No earlier than the Contract Anniversary nearest the Annuitant's 10th birthday, and

(2)  No later than the Contract Anniversary nearest the Annuitant's 85th or 95th birthday, depending on the date the Contract was issued.

The minimum number of years from the Contract Date to the start of annuity payments is 10. The date when annuity payments start may be:

(1)  Advanced to a date that is not earlier than the 10th Contract Anniversary.

(2)  Deferred from time to time by the Contractholder by written notice to the Company.

The date when annuity payments start will be advanced or deferred if:

(1)  Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

(2)  The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 85th or 95th birthday, depending on the date the Contract was issued.

A particular retirement plan may contain other restrictions.

When annuity payments start, the Contract's Surrender Value, less any state taxes which may be imposed upon annuitization, will be applied to provide an annuity or any other option previously chosen by the Contractholder and permitted by the Company. A supplementary contract will be issued when proceeds are applied to a settlement option. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the settlement option elected.

For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

Election and Change of Settlement Option

During the lifetime of the Annuitant and prior to the start of annuity payments, the Contractholder may elect:

•  One of the settlement options described below, or

•  Another settlement option as may be agreed to by the Company.

The Contractholder may also change any election if written notice of the change is received by the Company at its Operation Center prior to the start of annuity payments. If no election is in effect when annuity payments start, Settlement Option 3, for a Life Annuity with 10 years certain, based on the Annuitant's life, will be considered to have been elected.

Settlement options may also be elected by the Contractholder or the Beneficiary as provided in the Death Benefit and Surrender sections of this Prospectus. (See "Death Benefit" and "Surrenders").

Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

Settlement Options

Proceeds settled under the settlement options listed below or otherwise currently available will not participate in the investment experience of the Separate Account. Unless you elect Settlement Option 1, you may not change settlement options once payments begin.

Settlement Option 1 — Interest Income: Interest on the proceeds at a rate (not less than 2 3/4 percent per year) set by the Company each year. This Option will continue until the earlier of the date the Payee dies or the date you elect another settlement option.

Settlement Option 2 — Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

Settlement Option 3 — Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

Settlement Option 3A — Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

Settlement Option 4 — Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2 3/4 percent per year.

The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

The annuity payment rates may vary according to the settlement option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Settlement Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3 percent interest per year.

Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

In Qualified Plans, settlement options available to Contractholders may be restricted by the terms of the plans.

Frequency of Annuity Payments

At the time the settlement option is chosen, the payee may request that it be paid:

•  Quarterly

•  Semiannually

•  Annually

If the payee does not request a particular installment payment schedule, the payments will be made in monthly installments. However, if the net amount available to apply under any settlement option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.

Additional Provisions

The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the Settlement Option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company will require proof satisfactory to it that such condition has been met.

The Contracts described in this Prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

The Contract is incontestable from its date of issue.

Other Provisions

Ownership

The Contractholder has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Contingent Annuitant if one has been named), the Contractholder is the person so designated in the application, unless:

(1)  A change in Contractholder is requested, or

(2)  A Successor Contractholder becomes the Contractholder.

The Contractholder may name a Successor Contractholder or a new Contractholder at any time. If the Contractholder dies, the Successor Contractholder, if living, becomes the Contractholder. Any request for change must be:

(1)  Made in writing; and

(2)  Received at the Company.

The change will become effective as of the date the written request is signed. A new choice of Contractholder or Successor Contractholder will apply to any payment made or action taken by the Company after the request for the change is received. Contractholders should consult a competent tax advisor prior to changing Contractholders.

Provision Required By Section 72(s) of the Code

The entire interest under a Non-Qualified Contract must be distributed within five years of any Contractholder's death if any Contractholder dies before annuity payments start. Satisfactory proof of death must be provided to the Company.

If the deceased Contractholder's spouse is the Successor Contractholder as of the date of the Contractholder's death, then the surviving spouse will be treated as the new Contractholder of the Contract and may continue the Contract. Spousal status is determined under federal law for this purpose (described below).

If the surviving spouse is not the Successor Contractholder,

•  the Contract will be surrendered as of the date of the Contractholder's death, and

•  the proceeds will be paid to the Beneficiary.

If the Beneficiary is the Successor Contractholder, the surrender proceeds may be paid over the life of the Successor Contractholder if:

(1)  the Successor Contractholder chooses that option, and

(2)  payments begin no later than one year after the date of the Contractholder's death.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

If any Contractholder, Annuitant or payee dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as rapid as the one used as of the date of the Contractholder, Annuitant or payee's death.

Provision Required by Section 401(a)(9) of the Code

The entire interest of a Qualified Retirement Plan participant (the "Participant") in the Contract generally must begin to be distributed no later than the required beginning date. Distributions generally must begin no later than April 1 of the calendar year following the calendar year the Participant reaches the "applicable age." See "Qualified Retirement Plans, Required Minimum Distributions." The interest is distributed:

•  over the life of such Participant, or

•  the lives of such Participant and Participant's designated Beneficiary.

New after-death distribution rules under Section 401(a)(9) of the Code apply when the Participant dies. In general, a designated beneficiary must receive the entire surrender proceeds within 10 years of the Participant's death unless the designated beneficiary is an eligible designated beneficiary ("EDB"). EDBs may generally elect to take distributions over their life or life expectancy if payments begin no later than one year after the December 31 following the Participant's death, subject to certain restrictions imposed by the federal tax law. However, the 10-year requirement applies when the EDB dies.

If the Qualified Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own IRA.

Although the lifetime required minimum distribution rules do not apply to Roth IRAs under Section 408A of the Code, the post-death distribution rules apply.

These rules are described in more detail in "Qualified Retirement Plans, Required Minimum Distributions." It is the Owner's responsibility to assure that distribution rules imposed by the Code and Treasury regulations will be met. The Owner may want to consult a tax advisor concerning the potential application of these complex rules before purchasing this annuity Contract or purchasing additional features under this annuity Contract or making additional Purchase Payments under this annuity Contract.

Continuation of the Contract by a surviving spouse

As described above, in certain cases a surviving spouse may elect, in the case of Non-Qualified Contracts and Contracts that are used in connection with IRAs under Section 408 of the Code, to continue the Contract and become the new Contractholder. A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

The designated beneficiary of an annuity contract who is recognized as a spouse of a deceased owner for federal tax purposes is treated more favorably than a designated beneficiary who is not recognized as a spouse for federal tax purposes. Specifically, a designated beneficiary who is recognized as a spouse of the deceased owner for federal tax purposes may continue the Contract and become the new Contractholder as described above. In contrast, a designated beneficiary who is not recognized as a spouse of the deceased owner for federal tax purposes must surrender the Contract within 5 years of the Contractholder's death or take distributions from the Contract over the beneficiary's life or life expectancy beginning within one year of the Contractholder's death.

The Internal Revenue Service has ruled that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state. In addition, if the Owner and the Beneficiary are no longer married as of the date of death, such individuals are no longer treated as "spouses" for federal tax law purposes. As a result, if a Beneficiary of a deceased Contractholder and the Contractholder were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to nonspouse beneficiaries and will not be able to continue the Contract.

Contingent Annuitant

Except where the Contract is issued in connection with a Qualified Plan, a Contingent Annuitant may be designated by the Contractholder. Such designation may be made only once before annuitization, either

(1)  in the application for the Contract, or

(2)  after the Contract is issued, by written notice to the Company at its Operations Center.

You cannot change the Contingent Annuitant, but you can delete the Contingent Annuitant. The Contingent Annuitant may be deleted by written notice to the Company at its Operation Center. A designation or deletion of a Contingent Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

•  any payment made by the Company, or

•  action taken by the Company before the receipt of the notice at the Company's Operation Center.

The Contingent Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Contingent Annuitant's 85th or 95th birthday, depending on the issue date.

On the death of the Annuitant, the Contingent Annuitant will become the Annuitant, under the following conditions:

(1)  the death of the Annuitant must have occurred before the annuity commencement date;

(2)  the Contingent Annuitant is living on the date of the Annuitant's death;

(3)  if the Annuitant was the Contractholder on the date of death, the Successor Contractholder must have been the Annuitant's spouse; and

(4)  if the date annuity payments start is later than the Contract Anniversary nearest the Contingent Annuitant's 85th or 95th birthday, depending on the issue date, the date annuity payments start will be automatically advanced to that Contract Anniversary.

Effect of Contingent Annuitant's Becoming the Annuitant. If the Contingent Annuitant becomes the Annuitant, the death benefit proceeds will be paid to the Beneficiary only on the death of the Contingent Annuitant. If the Contingent Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Contingent Annuitant's executors or administrators, unless the Contractholder directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Contingent Annuitant as if the Contingent Annuitant were the Annuitant.

Assignment

The Contractholder may assign the Contract. However, the Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Operations Center. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

Because an assignment may be a taxable event, a Contractholder should consult a competent tax advisor before assigning the Contract.

Change of Beneficiary

So long as the Contract is in effect, the Beneficiary or Successor Beneficiary may be changed. A change is made by submitting a written request to the Company at its Operations Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed, whether or not the Annuitant is living when the request is received by the Company. The Company will not, however, be liable for any payment made or action taken before receipt of the request at its Operations Center.

If there is no Beneficiary living on the date of the Annuitant's death, the death benefit will be payable to the Annuitant's executors or administrators.

Substitution of Securities

The Company may substitute shares of another mutual fund for shares of the Fund already purchased or to be purchased in the future by Contract Purchase Payments if:

(1)  the shares of any portfolio of the Fund is no longer available for investment by MONY Variable Account A or,

(2)  in the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Fund is inappropriate based on the purposes of the Contract.

The new portfolios may have higher fees and charges than the ones they replaced, and not all portfolios may be available to all classes of Contracts.

A substitution of securities in any subaccount will take place only with prior approval of the New York Insurance Department and the SEC and under such requirements as they may impose. In addition, the Company will obtain any other necessary approvals prior to the reorganization.

Change in Operation of MONY Variable Account A

MONY Variable Account A may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required, or combined with any of our other separate accounts.

Deregistration of MONY Variable Account A requires an order by the SEC. If there is a change in the operation of MONY Variable Account A under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Voting Rights

All of the assets held in the subaccounts of MONY Variable Account A will be invested in shares of the designated portfolios of the Fund. The Company is the legal holder of these shares.

To the extent required by law, the Company will vote the Fund shares held in MONY Variable Account A (whether or not attributable to Contractholders). We will determine the number of votes which you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in a subaccount for which we received no timely instructions in proportion to the voting instructions which we received for all Contracts participating in that subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholders meeting, each person having a voting interest in a subaccount will receive proxy voting material, reports, and other materials relating to the relevant portfolio. Since the Fund may engage in shared funding, other persons or entities besides the Company may vote Fund shares.

Distribution of the Contracts

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI is an affiliate of Protective Life, and its home office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority, Inc. ("FINRA").

IDI does not sell Contracts directly to purchasers. IDI, together with MONY Life Insurance Company, enters into distribution agreements with other broker-dealers, including Concourse Financial Group Securities, Inc. (formerly ProEquities, Inc.), an affiliate of Protective Life and IDI (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we pay IDI a fee to cover some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts, which IDI passed along directly to the Selling Broker-Dealers.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2022	$390,805.66
December 31, 2023	$323,063.50
December 31, 2024	$294,885.08

We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Federal Tax Status

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address Federal estate, gift or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, the Company makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

The Company is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of the Company, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. The Company does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Separate Account, and therefore does not intend to make provision for any such taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the Company may impose a charge against the Separate Account in order to make provision for such taxes.

Taxation of annuities in general

Tax deferral during accumulation period

Under existing provisions of the Code, except as described below, any increase in an Owner's Cash Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

(1)  the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations;

(2)  the Company, rather than the Owner, is considered the owner of the assets of the Separate Account for federal income tax purposes; and

(3)  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Separate Account, are to be "adequately diversified." If the Separate Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Cash Value over the premiums paid for the Contract. The Company expects that the Separate Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Separate Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate Purchase Payments and the separate account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent Contractholders from being considered the owners of the assets of the Separate Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner. As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

(1)  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)  certain Qualified Contracts;

(3)  Contracts purchased by employers upon the termination of certain Qualified Plans;

(4)  certain Contracts used in connection with structured settlement agreements; and

(5)  Contracts purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed annuity payment dates

If the date annuity payments start under the Contract occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of surrenders and partial surrenders

In the case of a partial surrender, amounts you receive are generally includable in income to the extent your "cash surrender value" before the partial surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as partial surrenders, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

If the Contract has additional riders, charges (or some portion thereof) for such riders could be treated for federal tax purposes as partial surrenders from the Contract.

Surrenders and partial surrenders may be subject to a 10% additional tax. (See "Additional Tax on Premature Distributions.") Surrenders and partial surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Taxation of annuity payments

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the "investment in the contract" (defined above) you allocate to the settlement option, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formula, annuity payments will be fully taxable. If annuity payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. You should consult a tax advisor in those situations.

Annuity payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Taxation of proceeds payable upon death

Prior to the date annuity payments start, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such proceeds are includable in income as follows:

(1)  if distributed in a lump sum or under Settlement Option 1 (described above), they are taxed in the same manner as a surrender, as described above; or

(2)  if distributed under Settlement Options 2, 3, 3A, or 4 (described above), they are taxed in the same manner as annuity payments, as described above.

After the date annuity payments start, if a guaranteed period exists under a life income settlement option and the payee dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

(1)  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)  if distributed in accordance with the existing settlement option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

The Company may be liable for payment of the generation skipping transfer tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the proceeds.

Assignments, pledges, and gratuitous transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Cash Value is treated for federal income tax purposes as a partial surrender of such amount or portion. If the entire Cash Value is assigned or pledged, subsequent increases in the Cash Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount included in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

Additional tax on premature distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% additional tax on the amount of any payment from the Contract, e.g., surrenders, partial surrenders, annuity payments, death proceeds, assignments, pledges and gratuitous transfers, that is includable in income unless the payment is:

(a)  received on or after the Owner reaches age 59 1/2;

(b)  attributable to the Owner's becoming disabled (as defined in the tax law);

(c)  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

(e)  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% additional tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity payment, partial surrender, or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by the Company (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including partial surrenders and surrenders prior to the date annuity payments start) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a partial surrender, surrender or an annuity payment that is taxable and the amount which might be subject to the 10% additional tax described above.

Medicare Hospital Insurance Tax on Certain Distributions

A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from Non-Qualified Contracts. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of interest deduction where contract is held by or for the benefit of certain nonnatural persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

Qualified retirement plans

In general

The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this Prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, partial surrenders, and annuity payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

Required Minimum Distributions

In general. In the case of Qualified Contracts, rules imposed by Section 401(a)(9) of the Code determine the time at which distributions must commence to you or your beneficiary and the manner in which the minimum amount of the distribution is computed (the "RMD" rules). Legislation passed in 2019 (the "SECURE Act") and in 2022 (the "SECURE 2.0 Act") changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact owner. The changes made by the SECURE Act were generally effective for deaths occurring after 2019, and the changes made by the SECURE 2.0 Act were generally effective after 2022. This discussion is a general description of the new RMD rules implemented by the SECURE and SECURE 2.0 Acts and not those of prior law, which remain applicable in certain circumstances. In addition, the terms of your plan or IRA will control. Failure to comply with the RMD rules may result in the imposition of an excise tax. This excise tax generally equals 25% of the amount by which the minimum required distribution exceeds the actual distribution from the Qualified Plan. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the "correction window," of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions.

When distributions must begin. Distributions of minimum amounts (as specified in the RMD rules) must commence from Qualified Plans by the "required beginning date." In the case of Individual Retirement Accounts or Annuities (IRAs), this generally means April 1 of the calendar year following the calendar year in which the Owner reaches the "applicable age." In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Roth IRAs are not subject to the lifetime RMD rules. For taxable years beginning after December 31, 2023, lifetime RMDs are no longer required for designated Roth accounts under 401(k) and 403(b) plans. RMDs must still be taken from designated Roth accounts for 2023, including those with a required beginning date of April 1, 2024.

If you were born...	Your "applicable age" is...
Before July 1, 1949	70 1/2
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75

Annual distribution amount. If you choose to take RMDs in the form of withdrawals, the annual amount to be distributed is determined by dividing your Contract's account value by the applicable factor from IRS life expectancy tables. The death benefit under your Contract and certain other benefits of your Contract may increase the amount of the minimum required distribution that must be taken from your Contract. If your Contract is an IRA, Protective Life will calculate your RMDs during your lifetime if you ask us to do so.

Death before your required beginning date. In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death. Special rules apply to EDBs who are minors and to beneficiaries that are not individuals.

Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed annually over the longer of your remaining life expectancy and your beneficiary's life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue annually over the longer of your remaining life expectancy and the EDB's life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB's death. Special rules apply to EDBs who are minors and beneficiaries that are not individuals.

Spousal continuation. If your sole beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse's own IRA, or by treating your IRA as your surviving spouse's own IRA. In certain circumstances, the spouse may have to take a "hypothetical RMD" before transferring their interest or treating your IRA as their own.

Annuity payments. If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Protective Life) in order to comply with the post-death distribution requirements.

The minimum distribution requirements are complex and unclear in numerous respects. The manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

Additional Tax on Premature Distributions

There may be a 10% additional tax on the taxable amount of payments from certain Qualified Contracts. In the case of an IRA, exceptions provide that the additional tax does not apply to a payment:

(a)  received on or after the date the Owner reaches age 59 1/2;

(b)  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

(c)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under section 401, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). Please consult your tax adviser. Certain other exceptions to the 10% additional tax not described herein also may apply.

Other Considerations

Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible, and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA. Contracts may also be issued in connection with a "Simplified Employee Pension" (SEP) or "SEP IRA" under Section 408(k) of the Code.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence during the Owner's lifetime. A Roth IRA may accept a "qualified rollover contribution" from (1) a non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals.

Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA. For tax years beginning after December 31, 2023, a beneficiary of a section 529 account can roll over a distribution from the section 529 account to a Roth IRA for the beneficiary if certain requirements are met. The rollover must be paid through a trustee-to-trustee transfer. The rollover amount in any year cannot exceed the Roth IRA contribution limit and the aggregate amount for all years cannot exceed $35,000. In addition, the rollover must be from a section 529 account that has been open for more than 15 years. Other restrictions may apply.

IRA to IRA Rollovers and Transfers

A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

A rollover from any one of your IRAs (including IRAs you have with another company) to another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution subject to an additional tax.

If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A "trustee-to-trustee" transfer is not considered a rollover and is not subject to the 60- day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and "qualified rollover contributions" to Roth IRAs, both of which are subject to special rules.

Pension and profit-sharing plans

Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change settlement options, to elect an automatic withdrawal option, or to make a partial or full surrender of the Contract.

Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the extent to which certain aspects of the Contract, e.g., that the Guaranteed Free Surrender Amount is higher for Contract Values that are higher, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-sheltered annuities

Section 403(b) of the Code permits employers of public school employees and employees of certain types of charitable organizations specified in Section 501(c)(3) of the Code and certain educational organizations to purchase annuity contracts on behalf of their employees and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Effective January 1, 1989, the Contracts have been withdrawn from sale to Qualified Plans which intend to qualify for federal income tax advantages under Section 403(b).

Direct rollovers

If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

Federal income tax withholding

In general

The Company will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies the Company at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, the Company may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the date annuity payments start) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident aliens and foreign corporations

The discussion above provides general information regarding federal withholding tax consequences to annuity contract owners or beneficiaries that are U.S. citizens or residents. Owners or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Owners or beneficiaries that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

Status for income tax purposes; FATCA. In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report contract values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.

Additional Information

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

For further information with respect to the Company and the Contracts offered by this Prospectus, including the Statement of Additional Information (which incorporates by reference financial statements relating to the Company), Contractholders and prospective investors may also contact the Company at its address or phone number set forth on the cover of this Prospectus for requesting such statement, or by accessing the SEC's website at http://www.sec.gov. The Statement of Additional Information is available from the Company without charge.

Legal Proceedings

The Company, like other insurance companies, in the ordinary course of business is involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, the ability of IDI to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.

Financial Statements

The audited statements of assets and liabilities of the subaccounts of MONY Variable Account A as of December 31, 2024 and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended as well as the Report of Independent Registered Public Accounting Firm are incorporated into the Statement of Additional Information by reference to the Variable Account's Form N-VPFS, File No. 811-06218, filed with the SEC on April 17, 2025.

The audited financial statements of admitted assets, liabilities, and capital and surplus of MONY Life Insurance Company as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024, as well as the Independent Auditors' Report are incorporated into the Statement of Additional Information by reference to the Variable Account's Form N-VPFS, File No. 811-06218, filed with the SEC on April 7, 2025. MONY Life Insurance Company's audited statutory financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Appendix

Investment Options Available Under the Contract

The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time. You can request this information at no cost by calling one of our customer service representatives at 1-800-487-6669 or by sending an email request to prospectus@protective.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio's past performance is not necessarily an indication of future performance.

Asset Allocation	Portfolio Company - Investment Adviser;	Net Annual Expenses	Average Annual Total Returns (as of 12/31/2024)
Type	Sub-Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
U.S. Equity	1290 VT GAMCO Small Company Value Portfolio - Class IB - Gamco Asset Management Inc	1.05%	11.59%	10.58%	8.80%
Allocation	EQ/Aggressive Allocation Portfolio - Class IB	1.16%	13.73%	8.26%	7.95%
Allocation	EQ/All Asset Growth Allocation Portfolio - Class IB(1)	1.25%	11.16%	6.22%	6.15%
Allocation	EQ/Conservative Allocation Portfolio - Class IB(1)	1.00%	4.61%	1.71%	2.35%
Allocation	EQ/Conservative-Plus Allocation Portfolio - Class IB(1)	0.85%	7.02%	3.55%	3.96%
Taxable Bond	EQ/Core Bond Index Portfolio - Class IB -SSGA Funds Management Inc(1)	0.62%	2.41%	0.29%	1.11%
Taxable Bond	EQ/Intermediate Government Bond Portfolio - Class IA - SSGA Funds Management Inc(1)	0.62%	2.46%	0.05%	0.64%
U.S. Equity	EQ/JP Morgan Growth Stock Portfolio - Class IB - J.P. Morgan Investment Management Inc.(1)	0.96%	33.78%	13.30%	13.62%
International Equity	EQ/MFS International Growth Portfolio - Class IB - Massachusetts Financial Services Company(1)	1.10%	8.76%	5.92%	7.57%
Allocation	EQ/Moderate Allocation Portfolio - Class IB	1.08%	7.92%	4.33%	4.66%
Allocation	EQ/Moderate-Plus Allocation Portfolio - Class IB	1.12%	10.75%	6.38%	6.36%
Money Market	EQ/Money Market Portfolio - Class IA - Dreyfus	0.68%	4.65%	2.10%	1.36%
Taxable Bond	EQ/Quality Bond PLUS Portfolio - Class IB - Pacific Investment Management Company, LLC; AllianceBernstein L.P.	0.85%	1.67%	-0.25%	0.71%

(1)  These Portfolios and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Contractholders and will continue past the current year.

Appendix

CALCULATION OF SURRENDER CHARGE

Illustration 1

Suppose an initial Purchase Payment of $15,000 is the only payment made, and no taxes are deducted from this payment. At the beginning of the third Contract Year, the Cash Value of the Contract has grown to $18,000 and the Contractholder requests a partial surrender of $2,000.

The Surrender Charge is determined as follows:

Step 1: Purchase Payments are allocated to the surrender amount, as follows:

ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	AMOUNT AVAILABLE FOR ALLOCATION TO FUTURE SURRENDER
0.	3	$0	$0
1.	2	0	0
2.	1	2,000	13,000

If the Contract is a Non-Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the Cash Value ($1,800). Reduce the resulting amount allocated to surrender ($2,000) by the Guaranteed Free Surrender Amount ($1,800), and apply the Surrender Charge Percentages as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	SURRENDER CHARGE PERCENTAGE	AMOUNT OF SURRENDER CHARGE (AMT X PCT)
0.	3	$0	7%	$0
1.	2	0	7	0
2.	1	200	6	12

Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $12.

The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the Non-Qualified Contract, for a total withdrawal of $2,012.

If the Contract is a Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($1,800) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no Surrender Charge.

Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

Assuming that in the middle of the tenth Contract Year, a full surrender is requested. The Cash Value at the time of full surrender is $28,000. Since this is a full surrender, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value balance of $27,970. For this calculation, there is $13,000 of Purchase Payments made in the first Contract Year.

The Surrender Charge is determined as follows:

Step 1: Purchase Payments are allocated to the surrender amount, as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER
0.	10	$0
1.	9	0
2.	8	0
3.	7	0
4.	6	0
5.	5	0
6.	4	0
7.	3	0
8 (or more).	1 and 2	13,000

If the Contract is a Non-Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($2,800) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($2,800), and apply the Surrender Charge Percentages as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	SURRENDER CHARGE PERCENTAGE	AMOUNT OF SURRENDER CHARGE (AMT X PCT)
0	10	$0	7%	$0
1	9	0	7	0
2	8	0	6	0
3	7	0	6	0
4	6	0	5	0
5	5	0	4	0
6	4	0	3	0
7	3	0	2	0
8 or more	1 and 2	10,200	0	0

Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

If the Contract is a Qualified Contract

Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($2,800) of the Qualified Contract or up to $10,000. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($10,000), and apply the Surrender Charge Percentages as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	SURRENDER CHARGE PERCENTAGE	AMOUNT OF SURRENDER CHARGE (AMT X PCT)
0	10	$0	7%	$0
1	9	0	7	0
2	8	0	6	0
3	7	0	6	0
4	6	0	5	0
5	5	0	4	0
6	4	0	3	0
7	3	0	2	0
8 or more	1 and 2	3,000	0	0

Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

Since there are no Purchase Payments such that 7 or less Contract Anniversaries had passed since they were received, no part of the surrender proceeds are subject to a Surrender Charge. Hence, no Surrender Charge is assessed on this full surrender.

Illustration 2

Suppose Purchase Payments of $2,000 are made at the beginning of every Contract Year. No taxes are deducted from these Payments. In the middle of the third Contract Year, a partial surrender of $500 is requested. Suppose the Cash Value has grown to $7,000 at the time of the partial surrender request.

The Surrender Charge is determined as follows:

Step 1: Purchase Payments are allocated to the surrender amount, as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	AMOUNT AVAILABLE FOR ALLOCATION TO FUTURE SURRENDERS
0	3	$0	$2,000
1	2	0	2,000
2	1	500	1,500

If the Contract is a Non-Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($700) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($500) by the Guaranteed Free Surrender Amount ($700), and apply the Surrender Charge Percentages as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	SURRENDER CHARGE PERCENTAGE	AMOUNT OF SURRENDER CHARGE (AMT X PCT)
0	3	$0	7%	$0
1	2	0	7	0
2	1	0	6	0

Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

The partial surrender will be allocated to $500 of payments made in the first Contract Year. But since 10 percent of the Cash Value ($700) of the Non-Qualified Contract could be surrendered under the Guaranteed Free Surrender Amount Provision, the partial surrender of $500 could be withdrawn without a surrender charge.

If the Contract is a Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($700) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 and less than 10% there is no surrender charge.

Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

Assume that Purchase Payments of $2,000 have continually been made at the beginning of each Contract Year, and that in the middle of the tenth Contract Year, a partial surrender of $7,500 is requested. The Cash Value is $32,600 at the time of the partial surrender request.

The Surrender Charge is determined as follows:

Step 1: Purchase Payments are allocated to the surrender amount, as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	AMOUNT AVAILABLE FOR ALLOCATION TO FUTURE SURRENDERS
0	10	$0	$2,000
1	9	0	2,000
2	8	0	2,000
3	7	0	2,000
4	6	0	2,000
5	5	0	2,000
6	4	2,000	0
7	3	2,000	0
8 or more	1 and 2	3,500	0

If the Contract is a Non-Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the Cash Value ($3,260) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($3,500) in Contract Years 1 and 2 by the Guaranteed Free Surrender Amount ($3,260), and apply the Surrender Charge Percentages as follows:

NUMBER OF CONTRACT ANNIVERSARIES SINCE PURCHASE PAYMENT RECEIVED BY US	CONTRACT YEAR PAYMENT RECEIVED	AMOUNT ALLOCATED TO SURRENDER	SURRENDER CHARGE PERCENTAGE	AMOUNT OF SURRENDER CHARGE (AMT X PCT)
6	4	$2,000	3%	$60
7	3	2,000	2	40
8 or more	1 and 2	240	0	0

Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $100.

The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the Non-Qualified Contract, for a total withdrawal of $7,600.

If the Contract is a Qualified Contract —

Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($3,260) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no surrender charge.

Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

Assuming that in the middle of the twelfth Contract Year, a full surrender with the full proceeds being settled under Settlement Option 3, Single Life Income for 10 years certain and during the balance of the Annuitant's lifetime, payments of $2,000 have continuously been made at the beginning of each Contract Year. The Cash Value at the time of the full surrender is $26,000. Since this example assumes a full surrender is being made, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value of $25,970.

Since the full proceeds are being applied to Settlement Option 3, the Surrender Charge is $0. The entire remaining Cash Value of $25,970 is applied to the settlement option.

The Statement of Additional Information, which has been filed with the Securities and Exchange Commission ("SEC"), contains additional information about the Contract and the Separate Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge by calling us at 1-800-487-6669 or writing to us at the address shown on the cover page of this Prospectus. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC website (http://www.sec.gov).

Reports and other information about MONY Variable Account A is available on the SEC's website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier C000027470

#33-37722

THE MONY MASTER

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2025

INDIVIDUAL FLEXIBLE PAYMENT

VARIABLE ANNUITY CONTRACT

issued by

MONY VARIABLE ACCOUNT A

and

MONY LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 2025 for the Individual Flexible Payment Variable Annuity Contract (“Contract”) issued by MONY Life Insurance Company (“Company”). The prospectus is available, at no charge, by calling 1-800-487-6669.

MONY LIFE INSURANCE COMPANY

MONY Life Insurance Company (“Company”) is a stock life insurance company. It was organized under the laws of the state of New York in 1842 as a mutual life insurance company under the name The Mutual Life Insurance Company of New York. The principal offices of the Company are at 5788 Widewaters Parkway, Syracuse, New York 13214. MONY converted from a mutual life insurance company in 1998 in a process known as demutualization. The Company is licensed to sell insurance and annuities in all states of the United States, the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

EXPERTS

The financial statements of the subaccounts that comprise MONY Variable Account A as of December 31, 2024, and for each of the years or periods presented, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The statutory financial statements of MONY Life Insurance Company as of December 31, 2024 and 2023, and for each of the years in the three-year period ended December 31, 2024, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report covering the December 31, 2024 statutory financial statements includes explanatory language that states that the financial statements are prepared by MONY Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

The business address for KPMG LLP is 420 20th Street North, Suite 1800, Birmingham, Alabama 35203.

1

FEDERAL TAX STATUS

Introduction

The Contract is designed for use to fund retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the “Code”). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Annuitant, or Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company’s understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of Annuities

Section 72 of the Code governs taxation of annuities in general. Except in the case of certain corporate and other non-individual Owners, there are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, a death benefit, an assignment or gift of the Contract, or as annuity payments.

Surrenders, Death Benefits, Assignments and Gifts

An Owner who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, except to the extent of non-deductible employee contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income. A Beneficiary entitled to receive a lump sum death benefit upon the death of the Annuitant is taxed on the portion of the amount that exceeds the Owner’s cost basis in the Contract. If the Beneficiary elects to receive annuity payments within 60 days of the Annuitant’s death, different tax rules apply. (See “Annuity Payments” below.)

Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Fund Value exceeds Purchase Payments less prior non-taxable distributions, and the balance is treated as a non-taxable return of principal to the Owner. For partial surrenders under a Qualified Contract, payments are generally prorated between taxable income and non-taxable return of investment. Because of the cost basis of Qualified Contracts generally being zero, partial surrender amounts will generally be fully taxed as ordinary income.

An Owner who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. An Owner who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse (or ex-spouse pursuant to divorce settlement) is treated for income tax purposes as if he or she had fully surrendered the Contract.

Annuity Payments

The non-taxable portion of each annuity payment is determined by an “exclusion ratio” formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Annuitant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the taxable year, equal to the unrecovered cost basis, is available if the Annuitant does not live to life expectancy.

2

Penalty Tax

Payments received by Owners, Annuitants, and Beneficiaries under both Qualified and Non-Qualified Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is not imposed on amounts received: (a) after the taxpayer attains age 59½; (b) in a series of substantially equal annual or more frequent payments made for life or life expectancy following separation from service; (c) after the death of the Owner (or, where the Owner is not a human being, the death of the Annuitant); (d) if the taxpayer is totally disabled; (e) upon early retirement under the plan after the taxpayer’s attainment of age 55; (f) pursuant to a Qualified Domestic Relations Order; or (g) which are used for certain medical care expenses. Exceptions (e) and (f) do not apply to Individual Retirement Accounts and Annuities and exceptions (e), (f) and (g) do not apply to Non-Qualified Contracts. An additional exception for Non-Qualified Contracts is amounts allocable to investment in the Contract before August 16, 1982. Additional exceptions for Individual Retirement Accounts and Annuities are available for payment of medical insurance by a person receiving unemployment compensation, for first home purchases and for eligible higher education expenses.

Income Tax Withholding

The Company generally is required to withhold federal, and, where applicable, state, income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. The Company will notify recipients of their right to elect not to have withholding apply.

Additionally, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements (“IRAs”), generally will be subject to mandatory federal income tax withholding unless they either are:

1.  Part of a series of substantially equal periodic payments (at least annually) for the participant’s life or life expectancy, the joint lives or life expectancies of the participant and his/ her beneficiary, or a period certain of not less than 10 years,

2.  Required by the Code upon the participant’s attainment of age 70 1/2 or death, or

3.  A “hardship” distribution.

Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant’s interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

Diversification Standards

The United States Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Secretary of the Treasury has issued certain regulations. Further regulations may be issued. The Funds are designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. The Company intends to satisfy those requirements so that the Contract will be treated as an annuity contract.

The Treasury Department and the IRS may issue regulations or revenue rulings that will prescribe the circumstances in which an Owner’s control of the investments of a segregated asset account may cause the Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations or revenue rulings could impose requirements that are not reflected in the Contract. The Company, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations or revenue rulings. Since the regulations or revenue rulings have not been issued, there can be no assurance as to the content of such regulations or revenue rulings or even whether application of the regulations or revenue rulings will be prospective. For these reasons, Owners are urged to consult with their own tax advisers.

3

Qualified Plans

The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Moreover, many of these tax rules were changed by the Tax Reform Act of 1986. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that plan.

H.R. 10 Plans

“H.R. 10” or “Keough” plans permit self-employed individuals to establish Qualified Retirement Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to individual retirement programs known as “Individual Retirement Accounts” and “Individual Retirement Annuities.” These Individual Retirement Accounts and Annuities (“IRAs”) are subject to limitations on the amounts which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into certain types of IRAs and distributions from the latter may be placed in the former. There are Traditional, Roth and SIMPLE IRAs, each providing its own special treatment and subject to its own special rules. Employers may make contributions to IRAs by establishing Simplified Employee Pension (“SEP”) plans.

Corporate Pension and Profit-Sharing Plans

Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Certain Governmental Entities

Section 457 of the Code permits certain governmental entities and tax-exempt organizations to establish deferred contribution plans. Such deferred contribution plans may permit the purchase of the Contract to provide benefits under the plans.

FINANCIAL STATEMENTS

The audited statements of assets and liabilities of the subaccounts that comprise MONY Variable Account A as of December 31, 2024 and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended as well as the Report of Independent Registered Public Accounting Firm are incorporated into the Statement of Additional Information by reference to the Variable Account's Form N-VPFS, File No. 811-06218, filed with the SEC on April 17, 2025.

The audited statutory statements of admitted assets, liabilities, and capital and surplus of MONY Life Insurance Company as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024, as well as the Independent Auditors' Report are incorporated into the Statement of Additional Information by reference to the Variable Account's Form N-VPFS, File No. 811-06218, filed with the SEC on April 7, 2025. MONY Life Insurance Company's audited statutory financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

4

PART C

OTHER INFORMATION

Item 27. Exhibits

(a)	Board of Directors Resolutions

(a)	(1) Certification of Resolution of Board of Directors of The Mutual Life Insurance Company of New York authorizing the establishment of MONY Variable Account A, adopted November 28, 1990, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-4 (File No. 333-92312) filed on June 3, 2003.
(b)	Custodial Agreements - Not Applicable

(c)	Underwriting Contracts

(c)	(1) Underwriting Agreement among The Mutual Life Insurance Company of New York, MONY Securities Corporation, and MONY Series Fund, Inc., dated January 1, 1991, incorporated herein by reference to post-effective amendment no. 25 to the registration statement on Form N-1A (File No. 2-95501) filed on April 30, 2004.

(2) Form of selling agreement between underwriter and dealers (Broker-Dealer Supervisory and Sales Agreement), incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

(3) Form of commission schedule between underwriter and dealer, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

(4) Appointment of Distributor for In-Force MONY Variable Life and Annuity Contracts, dated October 24, 2013, incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 033-37722) filed on April 30, 2021.

(d)	Contracts

(d)	(1) Form of Flexible Payment Variable Annuity Contract., incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 033-37722) filed on December 17, 1990. Filed in paper.

(e)	Applications

(e)	Form of application for Flexible Payment Variable Annuity Contract, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 033-37722) filed on December 17, 1990. Filed in paper.

(f)	Insurance Company’s Certificate of Incorporation and By-Laws

(f)	(1) Amended and Restated Charter and Amended and Restated By-Laws of MONY Life Insurance Company, incorporated herein by reference to initial registration statement on Form S-6 (File No. 333-71417) filed on January 29, 1999.

(2) Amended and Restated Charter of MONY Life Insurance Company, incorporated herein by reference to

Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 033-37722) filed on April 30, 2021.

(3) Amended and Restated By-laws of MONY Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 033-37722) filed on April 30, 2021.

(g)	Reinsurance Contracts - Not applicable.

(h)	Participation Agreements

(h)	(1) Participation Agreement among Enterprise Accumulation Trust, MONY Life Insurance Company America and MONY Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 7 to the registration statement on Form N-4 (File No. 333-72259) filed on April 18, 2001.

(2) Participation Agreement among MONY Life Insurance Company and EQ Premier VIP Trust, incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 033-37722) filed on April 30, 2021.

(3) Participation Agreement among MONY Life Insurance Company and EQ Advisors Trust, incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 033-37722) filed on April 30, 2021.

(i) Amendment to Participation Agreement among MONY Life Insurance Company and EQ Advisors Trust, incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement on Form N-4 (File No. 033-37722) filed April 24, 2024.

(i)	Administrative Contracts - Not applicable

(j)	Other Material Contracts - Not applicable

(k)	Legal Opinion

(k)	Opinion and Consent of David S. Waldman, Vice President-Chief Operations Counsel, MONY Life Insurance Company, as to the legality of the securities being registered., incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (File No. 33-37722) filed on May 14, 2004.

(l)	Other Opinions

(l)	Consents of KPMG LLP, filed herein.

(m)	Omitted Financial Statements – Not applicable.

(n)	Initial Capital Agreements – Not applicable.

(o)	Form of Initial Summary Prospectus – Not applicable.

(p)	Powers of Attorney, filed herein.

(q)	Letter regarding Change in Certifying Accountant – Not applicable.

(r)	Historical Current Limits on Index Gains – Not applicable.

Item 28. Directors and Officers of the Insurance Company

Name and Principal Business Address*	Position and Offices with Insurance Company
Alazraki, Marcia Drucker	Director
Bartlett, Malcolm Lee	Senior Vice President, Corporate Tax
Bern, Leigh Bynum	Senior Vice President, Chief Financial Actuary, and Appointed Actuary
Bielen, Richard J.	Executive Vice President, and Director
Byrd, Kenneth	Senior Vice President, Operations
Creutzmann, Scott E.	Senior Vice President, and Chief Compliance Officer
Drew, Mark L.	Executive Vice President, and Chief Legal Officer
Foster, Stephen Doak	Director
Hardeman, James Casey	Senior Vice President, Financial Planning and Analysis
Harrison, Wade V.	Chairman of the Board, President, and Director
Kohler, Matthew	Senior Vice President, and Chief Information Officer
Kolmin, Russell	Senior Vice President, Chief Product Officer
Lassiter, Frank Q.	Vice President, Head of Treasury, and Treasurer
Lebel, Dominique	Senior Vice President, and Chief Risk Officer
Lee, Felicia M.	Secretary, Vice President, and Senior Counsel
McDonald, Laura Y.	Senior Vice President, and Chief Mortgage and Real Estate Officer
Passafiume, Philip E.	Executive Vice President, Chief Investment Officer, and Director
Pugh, Barbara N.	Senior Vice President, and Chief Accounting Officer
Wells, Paul R.	Executive Vice President, Chief Financial Officer, and Director
Wright, Cathy S.	Director

*The business address for all officers and directors of MONY Life Insurance Company (“MONY”) is 5788 Widewaters Parkway, Syracuse, New York.

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registered Separate Account

The Registered Separate Account is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of Dai-ichi Life Holdings, Inc. Protective Life Corporation is described more fully in the prospectus included in this registration statement.

For more information regarding the company structure of Protective Life Corporation and Dai-ichi Life Holdings, Inc., please refer to the organizational chart incorporated herein by reference to the Form N-6 Registration Statement (File No. 333-284719), filed with the Commission on February 6, 2025.

Item 30. Indemnification

Article XV of MONY Life Insurance Company’s Amended and Restated By-Laws provides, in part:

Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a director, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Section 722 of the business corporation law of the State of New York, the Board may adopt all resolutions, authorized all agreements and take all actions with respect to the indemnification of directors and officers, and the advance payment of their expenses in connection herewith.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)  Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, Protective Variable Life Separate Account, Protective NY Variable Life Separate Account, PLICO, PLICO Variable Annuity Account S, Protective COLI VUL, Protective COLI PPVUL, Variable Annuity Separate Account A of Protective Life, PLAIC Variable Annuity Account S, and Protective NY COLI VUL. The principal underwriter, IDI, is also currently distributing units of interest in the following separate accounts: Variable Annuity-1 Series Account, Variable Annuity-1 Series Account of Great West Life & Annuity Insurance Company of New York, Variable Annuity-2 Series Account, Variable Annuity-2 Series Account [New York], Variable Annuity-3 Series Account, COLI VUL-2 Series Account, COLI VUL-2 Series Account of Great West Life & Annuity Insurance Company of New York, COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company, Maxim Series Account of Great West Life & Annuity Insurance Company, Prestige Variable Life Account, Pinnacle Series Account of Great West Life & Annuity Insurance Company, Trillium Variable Annuity Account.

(b)  The following information is furnished with respect to the officers and directors of IDI:

Name and Principal Business Address*	Position and Offices	Position and Offices with Underwriter
Carlson, Martha H.	Designated Responsible Licensed Producer	Vice President, National Sales Manager Annuity
Coffman, Benjamin P.	Vice President, Financial Reporting	Vice President, Financial Reporting
Collazo, Kimberly B.	Assistant Secretary	Vice President and Senior Counsel
Creutzmann, Scott E.	Director	Senior Vice President and Chief Compliance Officer
Lane, Jamie L	Director	Vice President, Head of DX and Enterprise Shared Services
Lee, Felicia M.	Secretary	Secretary, Vice President, and Senior Counsel
McCreless, Kevin L.	Chief Compliance Officer	Senior Director Regulatory
Morsch, Letitia A.	Assistant Secretary, and Director	Vice President, Head of Retail Retirement Operations
Reed, Alisha D.	Director	Vice President, Head of Marketing Strategy
Richards, Megan P.	Assistant Secretary	Assistant Secretary
Tennent, Rayburn	Senior Analyst Financial Reporting	Senior Analyst Financial Reporting
Wagner, James	President and Director	Senior Vice President and Chief Distribution Officer

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

This product does not offer any Index-Linked Options and/or fixed Options subject to a Contract Adjustment.

Item 32. Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by MONY Life Insurance Company, in whole or in part, at its principal offices at 5788 Widewaters Parkway, Syracuse, New York 10019 or at its Operations Center at 1 MONY Plaza, Syracuse, New York 13221.

Item 33. Management Services

Not applicable.

Item 34. Fee Representation

MONY Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by MONY Life Insurance Company.

The Registrant hereby undertakes:

1.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham, State of Alabama, on April 23, 2025.

MONY VARIABLE ACCOUNT A (Registered Separate Account)

By:	*

Wade V. Harrison, Chairman of the Board, President and Director of MONY Life Insurance Company

MONY LIFE INSURANCE COMPANY (Insurance Company)

By:	*

Wade V. Harrison, Chairman of the Board, President and Director

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title
*	Chairman of the Board, President and Director
Wade V. Harrison	(Principal Executive Officer)

*	Executive Vice President, Chief Investment Officer, and Director
Philip E. Passafiume

*	Executive Vice President, Chief Financial Officer, and Director
Paul R. Wells	(Principal Financial Officer)

*	Executive Vice President, and Director
Richard J. Bielen

*	Director
Marcia Drucker Alazraki

*		Director
Stephen Doak Foster

*		Director
Cathy Suzanne Wright

*BY:	/S/ BRANDON J. CAGE
Brandon J. Cage
Attorney-in-Fact
April 23, 2025

EXHIBIT INDEX

(l) (1)	Consents of KPMG LLP

(p)	Powers of Attorney